Exhibit 99.1
John M. Turner, Jr.
President

Thomas L. Callicutt, Jr.
EVP & CFO

Lewis P. Rogers
EVP Credit Administration
Gulf South Bank Conference
May 1, 2008
New Orleans, LA

Thomas L. Callicutt, Jr.
Chief Financial Officer

Forward-Looking Statements
 This presentation may include forward-looking statements containing expectations about future conditions and descriptions of future plans and strategies.
 Whitney's ability to accurately predict the effects of future plans or strategies is inherently limited such that actual results and performance could differ materially from those set forth in the forward-looking statements.
 Factors that could cause actual results to differ from those expressed in the forward-looking statements are available in Whitney’s filings with the
 Securities and Exchange Commission.
 Whitney does not intend, and undertakes no obligation, to update or revise any forward-looking statements, whether as a result of differences in actual results, changes in assumptions or changes in other factors affecting such statements.

Whitney Today
▪ Whitney today is a very good,
 sound bank
▪ Difficult operating environment
 ▪ Credit
 ▪ NIM
▪ Strong balance sheet and solid
 capital position
▪ Cost control programs that are part
 of our strategic review process are
 expected to benefit expense levels
▪ Geographic diversification has
 helped weather economic
 downturns in other markets

1Q08 Earnings
• Net income $30 million
• Earnings per share (diluted)
 $.45
• Results include:
 – A $2.3 million gain from the VISA IPO
 – A $1.4 million gain from the sale of
 pre-1933 assets
 – A $1.0 million reduction to expense
 from the reversal of the VISA liability
 in 4Q07
 – Provision expense of $14.0 million
• Remain a well-capitalized
 company
 – 1.6 million shares repurchased
 – Increased quarterly dividend
 – Tangible capital ratio 8.32%
• Net interest margin of 4.64%
	1Q08	4Q07
(Period-end)
Total Assets	$10.8B	$11.0B
Total Loans	$7.7B	$7.6B
Total Deposits	$8.3B	$8.6B

Net Income	$29.9MM	$30.2MM
E.P.S. (diluted)	$.45	$.45

* NIM remains near the top of the
 peer group
* Active management of loan and
 deposit pricing
* Liquidity in the deposit base
* Moderately asset-sensitive
* Loan portfolio - 54% variable rate
 – (29% tied to Libor; 25% tied to Prime)
* Benefiting from wider
 Prime/Libor spread
 – Approximately 7bps benefit in
 1Q08 compared to normal spread
Net Interest Margin - Asset Sensitive
1Q08 Average Balances
1Q08 NIM 4.64%
1Q07 NIM 5.08%

Diversified By Geography
Total Loans $7.7 billion
 – 37% serviced in metro New Orleans
 – 18% serviced in southwest LA
 – 18% serviced in Florida
 • 7% serviced from the panhandle
 • 11% serviced from the Tampa Bay metro
 area
 – 16% serviced in Houston
 – 11% serviced in Alabama/Mississippi
 – Loan growth supported by economic
 and market conditions in Texas,
 Alabama and Louisiana markets
 outside the metro New Orleans area
 • 6% total loan growth from a year
 earlier
 – 29% growth in Houston
 – 16% growth in southwestern LA
 – Decrease of approximately 4% in
 loans serviced from Florida
At 3/31/08; period-end

Cost Control and Efficiencies
▪ Whitney’s strategic focus requires
 that we address process inefficiencies
 and improve automation in priority
 areas
▪ Normalized expenses down 2% from
 1Q07
▪ Strategic investments
 ▪ Opened new offices
 ▪ Offered additional products and services
 ▪ Updated technology
• Will continue expense control
 measures for the foreseeable future
($s in millions)	1Q08	4Q07	1Q07
Personnel Expense	$47.4	$48.2	$47.1
Net Occupancy Expense	8.6	8.0	8.1
Equipment & DP	6.2	5.7	5.9
Other Noninterest Expense	21.7	23.9	25.3
Total Noninterest Expense	$83.9	$85.8	$86.4

Sound Capital Levels
	3/31/08	12/31/07	3/31/07
Equity to Assets	11.39%	11.73%	11.30%
Tangible Equity to Assets	8.32%	8.24%	8.22%
Tier I Leverage	8.45%	8.79%	9.02%

A Strong Monitoring Process Is Key
One of our core strengths is understanding and
 managing credit risk
 – Seasoned, well understood credit culture
 – Consistent application and monitoring of standards
 throughout the Company
 – Multiple controls within our credit culture
 – An independent credit review function assesses the
 accuracy of officer ratings, timeliness of rating
 changes, performs concurrent reviews

Adequately Reserved For Inherent Loss
• Methodology for determining the allowance is a consistent process
 – Important factors are re-evaluated quarterly to respond to changing conditions
• Allowance encompasses three elements
 – Allowances established for losses on criticized loans
 – Allowances based on historical loss experience
 • Loans with acceptable credit quality
 • Groups of homogenous loans not individually rated
 – Allowances based on general economic conditions
• Allowance is built each quarter from the bottom up in determining loan loss provision
• Based on estimates of the inherent loss in the portfolio, we believe we are adequately reserved
Reserves/loans %

Lewis P. Rogers
EVP, Credit Administration

Commercial and Business Banking Focus
• Commercial portfolio 83%
 – 46% CRE
 – 37.5% C&I
• Consumer portfolio 17%
 – 12% Residential RE
 – 4% Individual
• No Indirect portfolio
• No meaningful exposure to
 subprime home mortgage loans
• Minimal Credit Card portfolio
 – $44 million
• Oil & gas approximately 10%
• Real Estate portfolio diversified
 by geography
At 3/31/08

Commercial Real Estate Diversified
($s in millions)	LA	AL/MS	FL	TX	Total
Residential Construction	81.8	42.4	69.9	85.1	$279.2
Commercial construction, land & land development	419.3	224.9	426.9	355.3	$1,426.5
Owner- occupied CRE	459.1	70.6	176.4	87.1	$793.2
Nonowner- occupied CRE	477.4	104.0	317.9	134.8	$1,034.1
Total CRE	$1,437.6	$441.9	$991.1	$662.3	$3,533.0
• Commercial real estate
 exposure diversified
 – 41% LA
 – 28% FL
 – 19% TX
 – 12% AL/MS
At 3/31/08

Florida Loan Portfolio Facts
• Total portfolio approximately $1.4 billion
 – Approximately $540 million in panhandle
 – Approximately $850 million in Tampa Bay area
• CRE portfolio totals $991 million
 – Residential construction $70 million
• Lot loans = 12% of total FL portfolio
• Undeveloped land loans = 7% of total FL portfolio
• 13% of total FL portfolio is criticized
At 3/31/08

• Prompt identification of problem
 loans leads to increased level of
 downgrades, criticized and
 nonperforming loans
• 5% of total loans are criticized
 – 13% of FL loans are criticized
 • Approximately 1/3rd of the
 criticized are lots and
 undeveloped land
 – 6% AL/MS loans are criticized
 – 3% TX loans are criticized
 – 3% LA loans are criticized
• Increase of $87 million in
 criticized during 1Q08
 – Approximately 70% from 4
 credits, each in a different
 geography, each in a different
 industry, all rated special
 mention
$s in millions
Prompt Identification of Problem Loans
NPAs are included in total criticized portfolio
Criticized loan portfolio
(by risk rating)
Criticized loan portfolio
(by geography)
At 3/31/08

• NPAs = $151 million at 3/31/08
 – NPLs = $139 million
 – ORE = $12 million
• Handful of larger loans can
 significantly impact our ratios
 – NPA ratio 1.96%
 – Reserve coverage ratio .66%
• Approximately half of NPLs from
 Florida
• 4 larger credits have impacted NPLs
 since 6/30/07
 – Different geographies
 – Different industries
 – Today these credits = $36 million or 47bps
 of the NPA ratio
Thorough Workout Process
NPLs by geography (at 3/31/08)

All Florida Portfolios Are Not The Same
• All Florida portfolios are not the same
 – Underwriting standards vary
 – Relationship banking is our focus
• All Florida loans are not troubled
 – 87% of our Florida portfolio is not criticized
• All loans in Florida were not made at 100% LTV
• All Florida loans are not collateral dependent
 – Many have been subject to ongoing amortization
 – Many guarantors have adequate liquidity and cash flows to support the debt
• All collateral values have not dropped at least 50%

Historical Trend: Healthy Level of Recoveries
Percent Net Charge-offs to Average Loans
• Higher level in 1Q08
 as we took charge-
 offs for some of the
 inherent losses we
 reserved for in earlier
 periods
• Net charge-offs
 historically at or
 below peer levels
 given a higher level
 of recoveries

John M. Turner, Jr.
President

A Renewed Strategic Vision
Updated our Strategic Plan
Reviewed and challenged:
 Where we’ve been
 Where we are today
 Where we believe Whitney should go
Mission Statement
Guiding Principles

Whitney’s Mission Will Not Change
 OUR MISSION IS TO DELIVER
 EXTRAORDINARY VALUE AND SERVICE,
 ALONG WITH SUPERIOR RESULTS, TO OUR
 CUSTOMERS AND SHAREHOLDERS WHILE
 PROVIDING LEADERSHIP TO OUR LOCAL
 COMMUNITIES AND OUTSTANDING CAREER
 OPPORTUNITIES TO OUR VALUED EMPLOYEES.

Whitney’s Guiding Principles Will Not Change
• Soundness - This ensures our continuity and
 promotes the trust of our customers, shareholders and
 communities.
• Profitability - We focus on profitability, since it is not only a gauge of our success, but ensures that we will
 have the capital we need to continue to evolve and
 improve in the future.
• Growth - Growth will result when we exercise
 leadership and diligently apply sound, profitable
 strategies to our local market opportunities.

Acquisitions Are Important To Our Growth
▪ I-10/Gulf Coast
 Strategy has
 served Whitney
 well
▪ It is now time to
 move on to the
 next phase of
 our acquisition
 strategy
▪ We will
 emphasize
 markets in
 larger cities
 from Texas
 throughout the
 southeast
Represent possible future Whitney expansion

Benefits Of Our Expansion Efforts
• Growth markets in Houston and southwest Louisiana
 “offset” stressed markets in Florida
• Growth in 1Q08 came mainly from Houston,
 however all pipelines look good
• Outlook for Houston, southwest Louisiana and south
 Alabama is positive
• Greater New Orleans economy is showing some
 positive signs
 – Construction, energy services, maritime construction
 industries all doing well

Leveraging Hometown Opportunities
• Opened 3 new offices

• Striving for increased market share
• Refocusing on our roots
Marrero
Hammond
LaPlace

Focus & Discipline: A Key To Continued Success
• Focus on segmentation
 – Commercial & Business Banking
• Continued geographic
 diversification
• Balance sheet management
• Focus on growing fee income
• Credit remains a core strength
• Capital management
• Reduction of expenses

Whitney Is A Very Good, Very Strong Bank
• Strong credit culture
• Strong NIM
• Strong balance sheet and solid capital position
• Operational resiliency
• Geographic diversification

• Service
• Knowledge
• Relationship-focus
• Friendly
• Community-conscious

John M. Turner, Jr.
President

Thomas L. Callicutt, Jr.
EVP & CFO

Lewis P. Rogers
EVP Credit Administration
Gulf South Bank Conference
May 1, 2008
New Orleans, LA